UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

May 31, 2023
Date of Report (Date of earliest event reported)

Elicio Therapeutics, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39990	11-3430072
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

451 D Street, 5th Floor Boston, Massachusetts	02210
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (857) 209-0050

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	ELTX	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On June 1, 2023, the Delaware corporation formerly known as “Angion Biomedica Corp.” completed its previously announced merger transaction in accordance with the terms and conditions of the Agreement and Plan of Merger and Reorganization, dated as of January 17, 2023 (the “Merger Agreement”), by and among Angion Biomedica Corp. (“Angion”), Arkham Merger Sub, Inc., a wholly owned subsidiary of Angion (“Merger Sub”), and Elicio Therapeutics, Inc. (“Elicio”), pursuant to which Merger Sub merged with and into Elicio, with Elicio surviving the merger as a wholly owned subsidiary of Angion (the “Merger”). In connection with the Merger, Angion changed its name from Angion Biomedica Corp. to Elicio Therapeutics, Inc. (the “Company”).

On June 2, 2023, the Company filed a Current Report on Form 8-K (the “Original Form 8-K”) reporting, among other items, the consummation of the Merger. This Amendment No. 1 to Current Report on Form 8-K amends the Original Form 8-K to include the historical audited and unaudited financial statements of Elicio Operating Company, Inc. (“Private Elicio”) and the pro forma condensed combined financial information required by Items 9.01(a) and 9.01(b) of Current Report on Form 8-K that were excluded from the Original Form 8-K in reliance on the instructions to such Items.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial statements of business acquired.

The audited financial statements of Private Elicio as of and for the years ended December 31, 2021 and 2022, are filed herewith as Exhibit 99.1. The unaudited financial statements of Private Elicio for the three months ended March 31, 2022 and 2023, are filed herewith as Exhibit 99.2. The consent of Baker Tilly LLP, the Company’s and Private Elicio’s independent registered public accounting firm, is attached as Exhibit 23.1 to this Amendment No. 1 to Current Report on Form 8-K.

(b) Pro forma financial information.

The unaudited pro forma condensed combined financial information of the Company and Private Elicio as of and for the year ended December 31, 2022 and for the three months ended March 31, 2023 are filed herewith as Exhibit 99.3.

(d) Exhibits

Exhibit No.	Description

23.1	Consent of Baker Tilly LLP.

99.1	Audited financial statements of Private Elicio as of and for the years ended December 31, 2022 and 2021.

99.2	Unaudited financial statements of Private Elicio for the three months ended March 31, 2022 and 2023.

99.3	Unaudited pro forma condensed combined financial information of the Company and Private Elicio as of and for the year ended December 31, 2022 and for the three months ended March 31, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 11, 2023	Elicio Therapeutics, Inc.

	By:	/s/ Brian Piekos
	Name:	Brian Piekos
	Title:	Chief Financial Officer